HANMI FINANCIAL CORPORATION Nasdaq: HAFC Super Community Bank Conference September 8-9, 2004

Safe Harbor Statement Certain statements contained in this presentation, including, without limitation, statements containing the words "believes," "plans," "expects," "anticipates," and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward- looking statements. Such factors include, among others, the following: general economic and business conditions in those areas in which the Company operates; demographic changes; competition; fluctuations in market interest rates; changes in credit quality; and other risks detailed in the most recent quarterly and annual reports filed with the Securities Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended June 30, 2004. Given these uncertainties, undue reliance should not be placed on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward- looking statements contained herein to reflect future events or developments.

Stock Summary Ticker Symbol: HAFC (Nasdaq) Recent Price1: $32.08 Shares Outstanding1: 24.5 million Market Capitalization: $786 million Average Daily Volume3: 84,000 shares TTM P/E2: 21.7 Annual Dividend: $0.40 per share Current Dividend Yield1: 1.2% 1. As of August 31, 2004 2. Trailing twelve months through June 30, 2004 3. Three-month average daily volume as of August 31, 2004

Company Profile A leader in a high-growth niche market serving the Korean-American and other ethnic communities The 14th largest bank headquartered in California with $3.1 billion in assets as of June 30, 2004 Strong asset growth: 5-year CAGR of 22.4%

Korean-American Market Overview One of the fastest growing ethnic groups 54% growth in the 1990s vs. 13% general population California has the highest Korean-American population in the US 40% out of total 2.1 million Highest rates of business ownership among ethnic groups 1 business per every 8 Korean-Americans A high degree of value placed on relationship- based business High savings rate (Sources: 2000 US Census, US Korean Embassy, and 2001 SBA Report)

Target Market Growth Drivers Increased wealth in the Korean-American community Continuing immigration trend from Korea Unstable political/economic situation in Korea Better education opportunity for immigrants' children Investment diversification Characteristics of recent Korean immigrants Higher net worth Better educated

Historical Highlights - Hanmi Bank 1982 -The first Korean-American bank founded by local Korean-Americans 1997 - Total assets of $500 million with six branches 2000 - Total assets of $1 billion with 11 branches 2000 - Created Hanmi Financial Corporation 2001 - IPO on NASDAQ 2003 - Management realignment 2004 - Acquisition of Pacific Union Bank

PUB Acquisition Summary Announcement date: December 22, 2003 Closing: April 30, 2004 Structure: $164.5 million in cash HAFC stock issuance to PUB: 5.95 million shares (tax-free stock exchange) Value: $324.7 million

Loan & Deposits Market Shares Hanmi + Pacific Union: Nearly 50% share among Korean-American banks in California HAFC 0.29 PUB 0.2 NARA 0.16 CLFC 0.17 WSBK 0.18 HAFC 0.31 PUB 0.18 NARA 0.15 CLFC 0.18 WSBK 0.18 Deposits Net Loans Note: As of December 31, 2003. Excludes 30% of Nara's balances, which are derived from New York operations.

Hanmi & PUB's Market Area Considerable branch overlap offers significant consolidation opportunities. Hanmi Bank Pacific Union Bank

PUB Acquisition Advances Hanmi's Business Strategy Increases market share in California Positions Hanmi as the clear market leader Increases brand awareness Creates significant opportunities to enhance efficiency Strengthens existing customer relationships while developing new relationships Expands opportunities to penetrate multi- ethnic markets in California

Experienced Management Team Name Title Banking Experience Jae Whan Yoo President and CEO 29 years Michael J. Winiarski SVP and CFO 25 years Dong Il Kim SVP and CCO 25 years David W. Kim SVP and CAO 15 years Suki H. Murayama SVP and Regional Executive Officer (South) 29 years Eunice U. Lim SVP and Regional Executive Officer (North) 24 years

Hanmi's Business Focus Commercial and retail banking Primary focus: Korean-American community Cultivate banking relationships with other multi-ethnic communities Full suite of financial products and services Traditional depository, loan, and trade finance products Investment and insurance products Personalized customer service Customers have responded to our relationship-based business approach

New Business Initiatives: 2003-2004 Increased focus on profitability Margin expansion Transitioning into performance-based management Management realignment Retained high-performing senior managers Appointed experienced non-Koreans into key management positions Acquisition of a major competitor - Pacific Union Bank Maximization of shareholder value

PUB Merger Progress Integration process underway Working closely with Castle Creek and CBC Consulting Finalized major MIS vendor relationships 7 branch closures underway System conversion completed in August Initial round of staff reductions underway Successful customer retention Presently $3.9 million cost savings achieved out of estimated $10.9 million

Successful Customer Retention ($ in millions) December 31, 2003 April 30, 20041 June 30, 20042 Total Deposits $863 $936 $821 Gross Loans $873 $876 $844 Former Pacific Union Bank 1Closing date of merger 2Inclusive of $104 million intentional non-profitable deposit run-off

Balance Sheet Summary ($ in billions) 1999 2000 2001 2002 2003 2004 2Q Loans 0.47 0.62 0.82 1 1.27 2.22 Deposits 0.66 0.94 1.04 1.29 1.45 2.35 Assets 0.74 1.03 1.16 1.46 1.79 3.1 Financial Performance Consistent Balance Sheet Growth

Revenue Growth 1999 2000 2001 2002 2003 2004 6M Net interest income 33530 41538 43954 48262 56965 41144 Service charges and fee income 11229 12105 12533 13194 15053 9157 ($ in thousands)

Loan Portfolio As of June 30, 2004 Construction Loans 77438 Consumer Loans 172706 Commercial Real Estate Loans 1409256 C & I Loans 559573 Other Loans 8393

Specialty Lending Activities Robust SBA loan production 4th largest SBA lender in LA district in 2004 8th largest SBA lender in California in 2003 Specialized in low income housing lending $41 million low income housing loans booked in 2004 Sponsored four recipients of AHP grants awarded by the FHLB Trade finance Syndication of loans $48 million in participation loans from transaction amounts totaling $183 million booked YTD

Korean vs. Non Korean Business 1999 2000 2001 2002 2003 2004 6M* Korean New Loans 182.2 221.1 245.7 287.4 344.5 207.425 Non-Korean New Loans 84.3 75.4 136.3 165.5 278.4 184.525 ($ in millions) Hanmi has extended service to neighboring ethnic communities. 45% *2Q04 numbers do not reflect PUB loans. 25% 47% 32% 36% 37%

Sound Asset Quality Loan Loss Allowance/Gross Loans 1999 2000 2001 2002 2003 2004 2Q Hanmi 0.0219 0.0189 0.0121 0.012 0.0116 0.0114 Non Performing Assets/Total Assets 1999 2000 2001 2002 2003 2004 2Q Hanmi 0.0041 0.0025 0.0043 0.0044 0.0049 0.0027

Solid Deposits Franchise 2002 3Q 2002 4Q 2003 1Q 2003 2Q 2003 3Q 2003 4Q 2004 1Q 2004 2Q Non-interest bearing 0.35 0.41 0.4 0.44 0.46 0.48 0.49 0.76 Savings and money market 0.32 0.29 0.29 0.3 0.3 0.3 0.38 0.66 Certificates of deposit 0.59 0.58 0.65 0.72 0.74 0.67 0.61 0.93 ($ in billions)

Deposits Composition Non-Interest Bearing 763163 Time Deposits of $100,000 or More 648238 Time Deposits of Less than $100,000 277564 Interest Bearing Demand and Savings 656275 As of June 30, 2004

Return on Average Equity / Assets ROA ROE 1999 2000 2001 2002 2003 2004 6M* ROE 0.185 0.1981 0.1756 0.1508 0.1451 0.1241 ROA 0.0174 0.0178 0.0153 0.013 0.0118 0.0126 ROTE 0.1933 0.2045 0.1798 0.1535 0.1475 0.1875 18.75% *Performance ratios reflect YTD numbers annualized

Net Income and Diluted EPS Diluted EPS 1999 2000 2001 2002 2003 (2003/2004) 6M Net Income 12 15.5 16.8 17 19.2 9.2 13.9 Net Income ($ in millions) 1999 2000 2001 2002 2003 (2003/2004) 6M Diluted EPS 0.88 1.14 1.21 1.2 1.34 0.64 0.78

Net Interest Margin Trend 2002 Q3 2002 Q4 2003 Q1 2003 Q2 2003 Q3 2003 Q4 2004 Q1 2004 Q2 NIM 0.0407 0.0376 0.0348 0.0361 0.0369 0.0373 0.0405 0.041 Wall Street Prime 0.0475 0.0425 0.0425 0.04 0.04 0.04 0.04 0.04

Efficiency Ratio Trend *5.57% *Reflects one-time restructuring expenses related to the PUB merger 2002 Q3 2002 Q4 2003 Q1 2003 Q2 2003 Q3 2003 Q4 2004 Q1 2004 Q2 Efficiency Ratio 0.5147 0.5565 0.5374 0.528 0.5123 0.5131 0.4777 0.5181 Acquisition 0 0 0 0 0 0 0 0.0557

Stock Performance Investing $100 (price reflects dividends) HAFC NASDAQ S & P Financials 12/1/2000 100 100 100 20.4 1/1/2004 115.11 112.23 99.57 31.6 2/1/2004 115.11 87.1 92.89 43.9 3/1/2004 117.02 74.49 90 4/1/2004 111.95 85.66 93.22 5/1/2004 116.01 85.43 96.79 6/1/2004 131.91 87.45 96.67 7/1/2004 156.71 82.05 94.98 8/1/2004 162.46 73.08 89.05 9/1/2004 138.44 60.67 83.67 10/1/2004 137.43 68.41 81.98 11/1/2004 147.46 78.14 87.7 12/1/2004 147.58 78.95 89.47 1/2/2004 160.77 78.28 87.88 2/2/2004 168.43 70.09 86.47 3/2/2004 188.61 74.69 92.12 4/2/2004 189.18 68.34 89.53 5/2/2004 199.66 65.4 89.24 6/2/2004 190.08 59.23 84.85 7/2/2004 165.61 53.76 77.99 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/2/2002 4/29/2002 5/28/2002 6/26/2002 7/25/2002 8/23/2002 9/21/2002 10/20/2002 11/18/2002 12/17/2002 1/15/2003 2/13/2003 3/14/2003 4/14/2003 5/14/2003 6/14/2003 7/14/2003 8/14/2003 9/14/2003 10/1/2003 11/3/2003 12/1/2003 1/2/2004 2/2/2004 3/1/ 2004 4/1/2004 5/3/2004 6/1/2004 7/1/2004 8/31/2004 HAFC 100 115.11 115.11 117.02 111.95 116.01 131.91 156.71 162.46 138.44 137.43 147.46 147.58 160.77 168.43 188.61 189.18 199.66 190.08 165.61 166.97 166.4 167.76 192.78 184.78 189.29 185.46 189.63 186.36 194.25 195.72 204.74 234.27 224.01 229.65 229.99 221.2 232.81 331.45 299.66 278.47 295.94 332.58 326.94 361.67 NASDAQ 100 112.23 87.1 74.49 85.66 85.43 87.45 82.05 73.08 60.67 68.41 78.14 78.95 78.28 70.09 74.69 68.34 65.4 59.23 53.76 53.22 47.44 53.82 59.86 54.06 53.47 54.14 54.29 59.27 64.6 65.69 70.23 73.28 72.33 78.21 79.35 81.09 83.63 82.16 80.72 77.72 80.42 82.89 81.58 74.4 S & P Financials 100 99.57 92.89 90 93.22 96.79 96.67 94.98 89.05 83.67 81.98 87.7 89.47 87.88 86.47 92.12 89.53 89.24 84.85 77.99 79.44 70.01 76.17 79.16 74.77 73.36 70.95 70.53 79.03 83.04 83.1 86.69 85.67 86.08 91.78 91.37 95.65 98.47 100.94 99.75 94.9 96.52 96.8 94.56 97.6 January 1, 2001 through August 31, 2004 $362 (August-04)

New Business Initiatives: 2004-2005 Continued focus on profitability Completion of PUB merger integration Business relationship expansion through strategic alliances with major Korean banks Maximization of corporate/shareholder value

Compelling Investment Opportunity Dominant franchise in the attractive, high growth California based Korean-American marketplace Experienced management team partnered with Castle Creek's proven capability integrating and operating highly profitable commercial banks Robust loan growth coupled with attractive core deposit franchise Balance sheet well positioned to take advantage of a rising interest rate environment

HANMI FINANCIAL CORPORATION Nasdaq: HAFC

Addendum

Experienced Management Team Jae Whan Yoo - President & CEO Extensive experience in U.S. and Korean banking - 29 year banking career, including 10 years in the U.S. EVP responsible for Kor-Am Bank's operations in region comprising 25% of South Korea's GNP Previously served as director and board member of Industrial Bank of Korea, appointed by the Government of the Republic of Korea 15 years with Bank of America, New York, Seattle, and Seoul Michael J. Winiarski, C.P.A. - Senior VP & CFO 25 years experience in the financial services industry in public accounting, staff and line management roles SVP/CFO, Home Equity Lines of Credit Division, IndyMac Bank Headed warehouse lending business units at IndyMac and ICII SVP, Risk Management Division, Home Savings of America 8 years "Big Four" public accounting experience

Experienced Management Team Dong Il Kim - Senior VP & CCO 25 years of banking experience Previously served as SVP & CCO and branch manager at Pacific Union Bank, Los Angeles Master's degrees in Economics from the State University of New York at Stony Brook and California State University, Los Angeles David W. Kim - Senior VP & CAO 15 years of banking experience Previously in-house counsel, Chase Manhattan Bank, N.A. in New York BS in Economics and Public Policy from Indiana University Law degree from the National Law Center, George Washington University

Experienced Management Team Eunice U. Lim - Senior VP & Regional Executive Officer (North) 24 years of commercial banking experience Previously served as SVP & Manager at Olympic Branch of Pacific Union Bank BS in Mathematics at Kingston Poly Tech in Surrey, England Suki H. Murayama - Senior VP & Regional Executive Officer (South) 29 years of commercial banking experience Previously served as SVP & Chief Marketing Officer at Hanmi Bank BA in Business Education at California State University, Los Angeles